U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 19, 2008

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27419	90-0179050
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

9601 Katy Freeway, Suite 220
Houston, Texas, 77024
(Address of principal executive offices including zip code)

713-465-1001
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Completed Interim Review

On August 18, 2008, American Security Resources Corp. (the “Company”) filed an 8-K regarding non-reliance on our financial statements included in our Form 10-K for the period ended December 31, 2007 and mistakenly stated that it was filing restated financials for its Form 10-Q for the period ended March 31, 2008.  We are not restating our financial statement included in our Form 10-Q for the period ended March 31, 2008 because there is no material change to the financial statements.  We are only restating our financial statements included in our Form 10-K for the period ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SECURITY RESOURCES CORPORATION
Date: August 19, 2008	By: /s/ Robert Farr
Robert Farr, President